UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2007

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380

(Commission File Number)	(IRS Employer Identification)
625 Madison Avenue
New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 12, 2007, the Board of Trustees (the “Board”) of American Mortgage Acceptance Company, a Massachusetts real estate investment trust (the “Registrant”), appointed Harry Levine to the Audit Committee and George P. Jahn to the Compensation Committee of the Registrant, effective immediately. Harry Levine was also appointed Chair of the Compensation Committee of the Registrant, effective immediately. The reconstitution of the committees of the Registrant occurred pursuant to the reduction of the Board from nine to seven members, as previously reported on March 19, 2007.

Item 9.01. Financial Statements and Exhibits

(a).	Financial Statements
Not Applicable.
(b).	Pro Forma Financial Information
Not Applicable.
(c).	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company

(Registrant)
By:	/s/ J. Larry Duggins
J. Larry Duggins
Chief Executive Officer

June 18, 2007